SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 21, 1999




                              TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)




                                    Delaware

         (State or other jurisdiction of incorporation or organization)




                0-22910                                54-1306895
        (Commission File Number)          (I.R.S. Employer Identification No.)

    5425 Robin Hood Road, Suite 101B
           Norfolk, Virginia                              23513
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (757) 858-1400

                                      N.A.
          (Former name of former address, if changed since last report)

Item 5.  Other Events

      A press release announcing that the company's wholly-owned subsidiary, The Finance Company ("TFC"), entered into an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement with its principal lender dated as of January 1, 1999, is attached as Exhibit 99.1.



Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press Release dated January 21, 1999.

            99.2 Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement between The Finance Company and G.E. Capital Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TFC ENTERPRISES, INC.


                                          By:  /s/  Robert S. Raley
                                              --------------------------------
                                              Robert S. Raley
                                              President, Chief Executive Officer


Date:   January 28, 1999